SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 15, 1997
(Date of earliest event reported)


Asset Securitization Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-MD VI
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(Exact Name of registrant as specified in its charter)

Delaware                     33-49370-02                  13-3672337
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(State or Other Juris-        (Commission             (I.R.S. Employer
diction of Incorporation)      File Number)            Identification Number)


Two World Financial Center, Building B, New York, New York         10281
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(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code:            212-667-9300
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This Document contains exactly  19 Pages.
The Exhibit Index is on Page    05.


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ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD VI issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502)(the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the July 15, 1997 monthly distribution report prepared by the Trustee, pursuant to Section 4.02(a) thereof.

                Servicer has received and presented copies of the monthly financial information required pursuant to the documents for the Columbia Sussex II loan; the HGI II loan; the MHP II loan; the Palmer Square loan; and the Prime Retail II loan to the Trustee. Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the MHP II loan and the Prime Retail II loan.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

   (c)     Exhibits


                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.      Description

   5.1             99               Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on July 15,
                                    1997







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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               AMRESCO MANAGEMENT, INC., IN
                                               ITS CAPACITY AS SERVICER
                                               UNDER THE POOLING AND
                                               SERVICING AGREEMENT ON
                                               BEHALF OF  ASSET SECURITIZATION
                                               CORPORATION, REGISTRANT





                                               By:/s/ Daniel B. Kirby

                                                      Daniel B. Kirby,
                                                      Senior Vice President


                                               By:/s/ Sean D. Reilly

                                                      Sean D. Reilly
                                                      Vice President


Date: July 15, 1997






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EXHIBIT INDEX



                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.         Description

      5.1             99             Monthly distribution report pursuant to
                                     Section 4.2 of the Pooling and Servicing
                                     Agreement for the distribution on July 15,
                                     1997